UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On October 28, 2013, Eagle Rock Energy Partners, L.P. (the “Partnership") issued a press release announcing, among other things, its cash distribution and certain financial results for the quarter ended September 30, 2013. In the press release, the Partnership disclosed that it will announce earnings for the quarter ended September 30, 2013 after the market closes on Wednesday, October 30, 2013, and hold an earnings conference call at 2:00 p.m. Eastern Time (1:00 p.m. Central Time) on Thursday, October 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 2.02, and the attached Exhibit 99.1, includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 2.02 and the attached exhibit, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership’s Annual Report on Form 10-K, filed with the SEC for the year ended December 31, 2012, and the Partnership's Quarterly Reports on Form 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 2.02 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 28, 2013, the Partnership announced that it will pay a cash distribution of $0.15 per common unit (including eligible restricted common units) to all common unitholders (as to common units and eligible restricted common units), for the quarter ended September 30, 2013. The Partnership will pay this distribution on November 14, 2013 to its common unitholders (as to common units and eligible restricted common units) of record as of close of business on November 7, 2013.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description

99.1        Press release of Eagle Rock Energy Partners, L.P. dated October 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: October 28, 2013	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.    Description

99.1        Press release of Eagle Rock Energy Partners, L.P. dated October 28, 2013.